UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8K-A

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: December 10, 2003
                                              --------------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045               36-4286069
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                               25 Mound Park Drive
                              Springboro, OH 45036
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (937) 748-2937
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On or about December 11, 2003 the Registrant submitted Form 8K describing an Acquisition Agreement that the Registrant entered on December 10, 2003 to acquire one hundred percent of Mound Technologies, Inc. a Nevada corporation with its corporate headquarters located in Springboro, Ohio (hereinafter "Mound").

     The closing under the Acquisition Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of Mound in exchange for the issuance of 1,256,000 shares of its common stock. As a result of this transaction, Mound became a wholly-owned subsidiary of the Registrant.

     The Agreement was approved after completion of its due-diligence by the unanimous consent of the Board of Directors of Mound and International Wireless. Prior to the Agreement, the Registrant had 11,755,603 shares of common stock issued and outstanding. Following the closing, the Registrant has 13,011,603 shares of common stock outstanding. The 1,256,000 shares of common stock have been issued to five different shareholders. Thomas C. Miller the new President and Chief Executive Officer owns 800,000 shares directly and is attributable to owning a total of 1,200,000 through relations and shares under his control.

     Mound was incorporated in the state of Nevada in November of 2002. Its corporate offices are located in Springboro, Ohio. Mound is actively involved in the fabricated metals industry as well as property management. This business includes two divisions and one wholly owned subsidiary.

     The Steel Fabrication Division is located in Springboro, Ohio. This division is a full service structural and miscellaneous steel fabricator. It also manufactures steel stairs and railings, both industrial and architectural quality. The present capacity of the facility is 6000 tons per year of structural and miscellaneous steel. This division had been previously known as Mound Steel Corporation which was started at the same location in 1964.

     The Property Management Division is also located in Springboro, Ohio. Presently five properties are owned and managed. This includes 145,000 square feet of light and heavy manufacturing buildings on approximately 22 acres. An additional 33 acres of industrial property is managed but not owned.

     Freedom Products of Ohio is a wholly owned subsidiary of Mound. Freedom manufactures products for the heavy machinery industry and has the ability to do complete assembly and testing if required. This includes machine bases, breeching, pollution control abatement fabrications and material handling fabrications. Freedom has the capacity to fabricate weldments and assemblies up to 50 tons total weight. Freedom Products of Ohio is located in Middletown, Ohio.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.


ITEM  5.  OTHER EVENTS.

          Not applicable.

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     a. Financial Statements of business Acquired.

     On or about December 11, 2003 the Registrant submitted Form 8K describing an Acquisition Agreement that the Registrant entered on December 10, 2003 to acquire one hundred percent of Mound.

     The audited financials statements were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

                            MOUND TECHNOLOGIES, INC.

                          AUDITED FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

CONTENTS
--------------------------------------------------------------------------------

Independent Auditors' Report                                            Page  1

Consolidated Balance Sheet                                                    2

Consolidated Statement of Stockholders' Deficit                               3

Consolidated Statement of Operations                                          4

Consolidated Statement of Cash Flows                                          5

Notes to Consolidated Financial Statements                                    6

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748


                          Independent Auditors' Report


To the Board of Directors
Mound Technologies, Inc.
Springboro, Ohio

We have audited the accompanying consolidated balance sheet of Mound Technologies, Inc. and subsidiaries as of December 31, 2003 and the related consolidated statements of operations, stockholders' deficit and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Mound Technologies, Inc. and subsidiaries as of December 31, 2003 and the consolidated results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the consolidated financial statements, the Company incurred a net loss of $2,631,303 for the year ended December 31, 2003 and has a net working capital deficit of $595,070. There are existing uncertain conditions the Company faces relative to its ability to acquire capital and conduct sales activities. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note C. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                         Meyler & Company, LLC


Middletown, NJ
February 18, 2004

                            MOUND TECHNOLOGIES, INC.

                           CONSOLIDATED BALANCE SHEET


                                     ASSETS
                      For the Year Ended December 31, 2003

CURRENT ASSETS
   Cash                                                              $    4,923
   Marketable securities                                                  3,020
   Accounts receivable, net of allowance for doubtful
      accounts of $631,867                                            1,120,182
   Inventory                                                            619,192
                                                                     ----------

          Total Current Assets                                        1,747,317

PROPERTY, PLANT and EQUIPMENT, net of accumulated
     depreciation of $510,219                                           982,502
OTHER ASSETS
     Deposits                                                             1,000
                                                                     ----------
                                                                      $2,730,819
                                                                     ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Notes payable to vendors                                          $  325,000
   Current portion of long term debt                                     29,450
   Accounts payable                                                   1,115,070
   Payroll taxes                                                        527,355
   Accrued salary and wages                                              38,400
   Billings in excess of cost                                           156,507
   Accrued expenses                                                     150,605
                                                                     ----------

         Total Current Liabilities                                    2,342,387

LONG-TERM DEBT                                                          961,928

STOCKHOLDERS' DEFICIT
   Common stock $0.001 par value, 30,000,000
      authorized, 1,000 issued  and outstanding at
      December 31, 2003                                                       1
   Paid-in-capital                                                    5,031,389
   Accumulated deficit                                               (5,604,886)
                                                                     ----------
                                                                       (573,496)
                                                                     ----------

                                                                      $2,730,819
                                                                     ==========

          See accompanying notes to consolidated financial statements.

                            MOUND TECHNOLOGIES, INC.

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT

                                December 31, 2003


                                                                            Paid
                                      Common             Common           in         Accumulated
                                      Shares              Stock         Capital        Deficit            Total
                                     ----------------------------------------------------------------------------
Issuance of 1,000 shares of
   common stock at $0.001
   par value per share                 1,000                $1        $3,686,599                      $3,686,600

Merger of Miller Investments
   into the Company                                                      349,000                         349,000

Merger of Mound Steel, Inc.
   into the Company                                                      995,790      (2,973,583)     (1,977,793)

Net loss for year ended
   December 31, 2003                                                                  (2,631,303)     (2,631,303)
                                       -----                --        ----------      -----------     -----------

Balance December 31, 2003              1,000                $1        $5,031,389      (5,604,886)     $ (573,496)
                                       =====                ==        ==========      ===========     ===========

                           See  accompanying  notes  to  consolidated  financial
statements.

                            MOUND TECHNOLOGIES, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2003


NET SALES                                                            $4,428,836

COSTS AND EXPENSES
   Cost of goods sold                                                 4,055,404
   Selling, general and administrative                                1,281,975
   Depreciation and amortization                                         64,400
                                                                     ----------

          Total Costs and Expenses                                    5,401,779
                                                                     ----------

NET OPERATING LOSS                                                     (972,943)

OTHER INCOME (EXPENSE)
   Dividend and other income                                              4,480
   Interest expense                                                    (351,801)
   Realized loss on sale of marketable securities                      (150,949)
   Loss on sale of building                                             (39,237)
                                                                     ----------

          Total Other Expenses                                         (537,507)
                                                                     ----------

NET LOSS FROM CONTINUING OPERATIONS                                  (1,510,450)

DISCONTINUED OPERATIONS
   Income from operations of discontinued subsidiary                   (457,853)
   Loss on disposal of operating assets                                (663,000)
                                                                     ----------
                                                                     (1,120,853)
                                                                     ----------

NET LOSS                                                             $2,631,303
                                                                     ==========

          See accompanying notes to consolidated financial statements.

                            MOUND TECHNOLOGIES, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                         $(2,631,304)
   Adjustments to reconcile net loss to net cash provided
       by operating activities:
     Depreciation and amortization                                       64,600
     Sale of building                                                   625,000
     Discontinued operating assets                                      663,000
  Changes in operating assets and liabilities:
     Accounts receivable                                                943,771
     Inventory                                                         (255,956)
     Other current assets                                                76,310
     Accounts payable                                                  (262,414)
     Billings in excess of cost                                          17,611
     Accrued payroll taxes                                              413,165
     Notes payable to vendors                                           175,000
        Accrued salaries and wages                                       38,400
     Accrued expenses                                                   150,605
                                                                    -----------
              Net Cash Provided by Operating Activities                  17,788
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of marketable securities                                    (3,020)
                                                                    -----------
              Net Cash Used in Investing Activities                      (3,020)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Cash acquired in acquisition                                           2,385
   Debt repayment                                                    (4,142,291)
   Notes payable to related party                                       441,292
   Additional capital investment                                      3,686,600
                                                                    -----------
               Net Cash Used in Financing Activities                    (12,014)
                                                                    -----------
 NET INCREASE IN CASH                                                     2,754
CASH AND CASH EQUIVALENTS, BEGINNING OF
   YEAR                                                                   2,169
                                                                    -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                              $     4,923
                                                                    ===========
Supplemental Schedule of Non-Cash Operating and
    Financing Activities:
   Miller Investments Acquisition:
     Fair market value of land and buildings acquired               $ 1,461,000
     Cash                                                                 2,385
     Mortgages assumed                                               (1,114,145)
     Equity                                                            (349,240)
   Adimo Manufacturing Company Acquisition:
     Fair market value of assets acquired
       Equipment                                                        783,374
       Inventory                                                        199,196
       Accounts receivable                                               64,907
     Debt assumed
       Bank loans                                                       897,477
       Vendor notes payable                                             150,000
   Interest paid                                                        351,801

          See accompanying notes to consolidated financial statements.

                            MOUND TECHNOLOGIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2003


NOTE A - BUSINESS

          Mound Technologies, Inc. (the "Company'), a Nevada corporation, was incorporated in November 2002. The assets and liabilities of Mound Steel, Inc. were transferred to the Company on January 1, 2003. The Company is a fabricator of structural steel for commercial buildings meeting industrial and architectural standards.

NOTE B -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

          Cash and Cash Equivalents

          The company considers all highly-liquid investments, with a maturity of three months or less when purchased, to be cash equivalents.

          Consolidated Financial Statements

          The consolidated financial statements include the Company and its wholly owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

          Property and Equipment and Depreciation

          Property and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

          Marketable Securities

          The Company accounts for marketable securities in accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. This statement requires securities which are available for sale to be carried at fair value, with changes in fair value recognized as a separate component of stockholders' equity. At December 31, 2003, cost approximated market.

          Allowance for Doubtful Accounts

          It is the company's policy to provide an allowance for doubtful accounts when it believes there is a potential for non-collectibility based upon careful review and analysis.

          Inventories

          Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out (FIFO) method.

                            MOUND TECHNOLOGIES, INC.

                                December 31, 2003


NOTE B -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          Revenue and Cost Recognition

          The Company recognizes revenues from certain long-term construction contracts, on the percentage-of - completion method. Under this method, the completion percentage is measured by the percentage that costs incurred to date bears to total estimated final costs for each contract. For financial statement purposes, income is determined by applying the percentage of completion, determined at the financial statement date, to the estimated final gross profit for each contract.

          Business Combinations and Goodwill

          In July 2001, the Financial Accounting Standards Board ("FSAB") issued SFAS NO. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

          In July 2001, the FASB issued SFAS NO. 142, "Goodwill and Other Intangible Assets", which the company adopted during 2003. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

          In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized in a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished, operationally, and for financial reporting purposes, from the rest of the entity.

NOTE C -  GOING CONCERN

          As shown in the accompanying financial statements, the Company had a net operating loss of $2,631,303 for the year ended December 31, 2003, and a negative working capital of $595,070 and a negative stockholders' equity of $573,496.

          On December 10, 2003, the company was acquired by International Wireless, Inc. a public corporation. Management's plans to improve its financial condition are as follows: (1) to seek additional equity capital

                            MOUND TECHNOLOGIES, INC.

                                December 31, 2003


NOTE C -  GOING CONCERN (CONTINUED)

          in the financial markets, (2) improve its position in the construction industry by bidding on more projects (the Company for the first quarter 2004 has approximately $3,300,000 in order backlog), (3) implementing profit improvement and cost cutting measures and (4) seeking low interest economic development loans. Failure to improve its financial condition could result in the Company having to curtail or cease operations. Additionally, even if the Company meets its objectives as outlined above, there can be no assurances that these measures will be sufficient to enable it to develop business to a level where it will generate profits and cash flows to elevate the negative working capital. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be incurred should the Company be unable to continue as a going concern.

NOTE D - ACQUISITIONS

          On January 1, 2003, the company acquired the assets of Miller Investments, a real estate partnership controlled by the stockholders of the Company, and assumed its debt. An analysis of the acquisition is as follows:

          Fair market value of Land and Buildings acquired            $1,461,000
          Checking account                                                 2,385
                                                                      ----------
              Total assets                                             1,463,385

          Less debt assumed                                            1,114,145
                                                                      ----------

          Mound Technologies equity issued                            $  349,240
                                                                      ==========

          On May 1, 2003, the Company acquired Adimo Manufacturing Company (50% of which was controlled by a major stockholder of the company) and merged it into Freedom Products of Ohio, a newly formed subsidiary of the Company. An analysis of the acquisition is as follows:

          Fair market value of assets acquired:
              Equipment                                               $  783,374
              Inventory                                                  199,196
              Accounts receivable                                         64,907
                                                                      ----------

                     Total assets                                     $1,047,477
                                                                      ==========

          Debt assumed:

              Bank loans                                              $  897,477
              Vendor note payable                                        150,000

                     Total debt                                       $1,047,477
                                                                      ==========

                            MOUND TECHNOLOGIES, INC.

                                December 31, 2003


NOTE E - INVENTORY


          Inventory consists of the following at December 31, 2003:

              Finished units                                         $  594,133
              Component parts                                           113,540
              Reserve for obsolescence                                  (88,481)
                                                                     ----------

                                                                      $  619,192
                                                                     ==========


NOTE F - PROPERTY, PLANT AND EQUIPMENT

          Property, plant and equipment consist of the following at December 31, 2003 :

                   Land                                              $   73,400
                   Buildings                                            762,600
                   Office equipment                                     120,388
                   Machinery and equipment                              397,580
                   Transportation equipment                             105,699
                   Leasehold improvements                                33,134
                                                                     ----------
                                                                       1,492,801

                   Less accumulated depreciation                        510,219
                                                                     ----------

                                                                      $  982,582
                                                                     ==========

NOTE G - NOTES PAYABLE TO VENDORS

          The Company has notes payable to vendors who supply raw materials. The note agreements were executed March 2002. The Company has not met its obligations under the notes and, as a result, 15% interest has been accrued under the terms of the notes. The balance of the notes including interest at December 31, 2003 is $325,000. Subsequent to the balance sheet date, the vendor, O'Neil Steel, Inc. has secured a judgment against the Company in the amount of $140,000. The Company recently renegotiated the notes reducing the balance due to $235,000 and has paid $60,000 against this amount. The balance is due in three subsequent payments by July 12, 2004.

NOTE H - LONG-TERM DEBT

          Long-term debt of the Company at December 31, 2003 is as follows:

          Installment loan                                            $  16,386
          Building mortgages                                            508,700
          Stockholder loans                                             466,292
                                                                      ---------
                                                                         991,378
          Less current portion                                           29,450
                                                                      ---------

                                                                       $ 961,928
                                                                      =========

                            MOUND TECHNOLOGIES, INC.

                                December 31, 2003


NOTE H - LONG-TERM DEBT (CONTINUED)

          The installment loan is for the purchase of a company vehicle. The original loan dated April 9, 2001 was for $30,724 and was interest free. The loan is secured by the vehicle and requires monthly payments of $512 per month for 60 months.

          The building mortgages consist of two individual mortgages:

               One dated March 15, 2002 for $243,750 at a rate of 7.5% for 15 years requiring monthly payments including interest of $2,260. The mortgage is secured by a building in Ohio.

               One dated April 29, 2002 for $300,000 at a rate of 7.25% for 15 years requiring monthly payments including interest of $2,739. The mortgage is secured by a building in Ohio.

          The stockholder loans in the aggregate of $466,292, have no repayment provisions or stated interest rates. The stockholders have agreed to convert the loans into equity of the parent company, International Wireless, Inc. Had interest been accrued on the loans, the annual interest expense at 6% would approximate $27,980.

          Required annual principal payments over the next five years are as follows:

                                      Year                         Amount
                                      ----                         -------
                                      2004                         $29,450
                                      2005                          31,225
                                      2006                          31,086
                                      2007                          29,045
                                      2008                          31,257
                                      Thereafter                      -

NOTE I - INCOME TAXES

          The Company has adopted Financial Accounting Statement No. 109 (SFAS No. 109). Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are net operating loss carry forwards. At December 31, 2003, these differences resulted in a deferred tax asset of approximately $1,500,000. SFAS No. 109 requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Since realization is not assured, the Company has recorded a valuation allowance for the entire deferred tax asset, and the accompanying financial statements do not reflect any net asset for deferred taxes at December 31, 2003.

          The  Company's  net  operating   loss  carry   forwards   amounted  to
          approximately $5,600,000 at December 31, 2003 which will expire by 2018.

NOTE J -  RELATED PARTY TRANSACTIONS

          During the year, the stockholders advanced the Company additional working capital of $441,292 to operate the business. The total cumulative amount of advances is $466,290. The advances have no repayment

                            MOUND TECHNOLOGIES, INC.

                                December 31, 2003


NOTE J -  RELATED PARTY TRANSACTIONS (CONTINUED)

          dates. The stockholders have agreed to convert the advances to preferred or common stock of the parent company, International Wireless, Inc.

NOTE K - STOCKHOLDERS' DEFICIT

          On January 1, 2003, the company acquired the assets of Miller Investments, a real estate partnership controlled by the stockholders of the company and assumed its debt. Additional paid-in capital was issued in the amount of $349,200.

          On January 1, 2003, the assets, liabilities and equity of Mound Steel, Inc. were merged into Mound Technologies, Inc., a newly incorporated company.

          During the year, the stockholders  contributed  $3,686,600 in cash and
          marketable   securities   in  return   for   1,000   shares  of  Mound
          Technologies, Inc. stock.

NOTE L - RENT EXPENSE

          The Company has an informal agreement with a leasing company, owned by the Company's president, to pay $15,000 per month for warehouse and office space. The lease is month to month and not covered by a written agreement.

NOTE M - DISCONTINUED OPERATIONS

          The Company acquired on May 1, 2003, Adimo Manufacturing Company, a company in which a major shareholder of the Company owned a 50% interest, and merged it into Freedom Products of Ohio, a newly formed subsidiary of the Company (See note D of the Financial Statements.) At December 31, 2003, the Company decided to discontinue the operations of this subsidiary and sell the operating assets due to a lack of sales and the high operating costs necessary to continue the operations at the facility for the products manufactured. The Company is seeking to sell the equipment and has made a provision to reduce the asset costs (machinery and equipment) to their approximate liquidation value.

NOTE N - COMPANY BACKLOG

          At the date of the report, the Company has orders in process for approximately $3,300,000.

NOTE O - LEGAL MATTERS

          The Company is in negotiation on several matters relating to payments for goods and services. The total amount of the litigation approximates $25,000. See note G to the financial statements for judgment and renegotiation of note payable to O'Neil Steel, Inc.

     b. Pro Forma Financial Information.

                          INTERNATIONAL WIRELESS, INC.
                                December 31, 2003

The below  pro-forma  statement  combines  the balance  sheets of  International
Wireless, Inc. at December 31, 2003 and Mound Technologies, Inc. which was acquired on December 15, 2003.

                             PRO-FORMA BALANCE SHEET

                                                                                                              Pro-Forma
                                                    International          Mound            Pro-Forma          Balance
                                                    Wireless, Inc.   Technologies, Inc.    Adjustments          Sheet
                                                    --------------   ------------------    -----------        ---------

                                     ASSETS
CURRENT ASSETS
  Cash                                                                 $    4,923                           $    4,923
  Marketable securities                                                     3,020                                3,020
  Accounts receivable, net of allowance                                 1,120,182                            1,120,182
  Inventory                                                               619,192                              619,192
                                                                       ----------                           ----------
     Total Current Assets                                               1,747,317                            1,747,317
PROPERTY, PLANT AND EQUIPMENT, net of
   accumulated depreciation                                               982,502                              982,502
OTHER ASSETS
  Deposits                                                                  1,000                                1,000
  Investment in Mound Technologies, Inc.             $  12,560                            $  (12,560)(A)
  Goodwill                                                                                   586,056            586,056
                                                     ---------         ----------         ----------         ----------
     Total Assets                                    $  12,560         $2,730,819         $  573,496         $3,316,875
                                                     =========         ==========         ==========         ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
  Bank overdraft                                     $   4,625                                               $    4,625
  Notes payable to vendors                              15,000           $325,000                               340,000
  Current portion of long-term debt                                        29,450                                29,450
  Accounts payable                                     427,228          1,115,070                             1,542,298
  Payroll taxes                                         71,103            527,355                               598,458
  Accrued salary and wages                              73,242             38,400                               111,642
  Billings in excess of cost                                              156,507                               156,507
  Accrued expenses                                                        150,605                               150,605
  Accrued income taxes                                  36,126                                                   36,126
  Notes payable to related parties                      77,188                                                   77,188
                                                     ---------         ----------         ----------         ----------
     Total Current Liabilities                         704,512          2,342,387                             3,046,899

LONG-TERM DEBT                                                            961,928                               961,928
STOCKHOLDERS' EQUITY
  Preferred stock, $0.001 par value
    5,000,000 shares authorized,
    none issued and outstanding
 Common stock, $0.001 par value
    100,000,000 shares authorized;
     13,077,758 issued and outstanding                  13,077                  1         $       (1)(A)         13,077
  Paid-in-capital                                       11,304          5,031,389         (5,031,389)(A)         11,304
  Accumulated deficit                                 (716,333)        (5,604,886)         5,604,886 (A)       (716,333)
                                                     ---------         ----------         ----------         ----------
     Total Shareholders' Deficit                      (691,952)          (573,496)                             (691,952)
                                                     ---------         ----------         ----------         ----------
     Total Liabilities and Stockholders' Deficit     $  12,560         $2,730,819         $  573,496         $3,316,875
                                                     =========         ==========         ==========         ==========


(A) To eliminate acquisition equity of Mound Technologies, Inc. and record acquired good will.

            See accompanying notes to pro-forma financial statement.

                          INTERNATIONAL WIRELESS, INC.
                                December 31, 2003

                     NOTES TO PRO-FORMA FINANCIAL STATEMENT


NOTE A - ACQUISITION OF MOUND TECHNOLOGIES

          On December 15, 2003, the Company acquired 100% of the issued and outstanding stock of Mound Technologies, Inc. ("Mound") for an aggregate purchase price of 1,256,000 shares of the Company's common stock to be issued to the stockholders of Mound. Mound, a Nevada corporation, is a steel fabricator meeting industrial and architectural standards for commercial buildings. The acquisition is being accounted for as a purchase under SFAS No. 141, Business Combinations. Since the acquisition occurred on December 15, 2003, it was not included in the accompanying financial statements since the period of inclusion was not deemed significant.

          The allocation of the purchase price was as follows:
            Value of 1,256,000 shares of common stock at $0.01 per share       $    12,560
                                                                               ===========
          Fair value of net assets allowed as follows:

            Cash                                                               $     4,923
            Marketable securities                                                    3,020
            Accounts receivable                                                  1,120,182
            Inventory                                                              619,192
            Equipment                                                              982,502
            Deposits                                                                 1,000
            Liabilities assumed                                                 (3,304,315)
            Goodwill                                                               586,056
                                                                               -----------

                                                                               $    12,560
                                                                               ===========


          Condensed  results of operations  for the year ended December 31, 2003 of Mound are as follows:
            Net sales                                                          $ 4,428,836
            Cost and expenses
              Cost of good sold                                                  4,055,404
              Selling, general and administrative expenses                       1,281,975
              Depreciation and amortization                                         64,400
                                                                               -----------
                      Total Cash and Expenses                                    5,401,779
                                                                               -----------
            Operating loss                                                        (972,943)
            Non-operating expenses                                                (537,507)
                                                                               -----------

                      Net Loss                                                 $(1,510,450)
                                                                               ===========
            Pro forma:
              Earnings per share (basic and diluted)                                $(0.80)
                                                                               -----------
              Average shares outstanding, after reverse split                    1,891,367
                                                                               ===========

          Exhibits:

          Not Applicable.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.


ITEM  9.  REGULATION FD DISCLOSRE

          Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2004                               International Wireless, Inc.
       -------------------                         ----------------------------
                                                   (Registrant)


                                                     /s/  Trent Sommerville
                                                   ----------------------------
                                                     Trent Sommerville, CEO


                                                     /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum
                                                     Corporate Secretary